UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2007

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)
	600 West Chicago Avenue Suite 850 Chicago, Illinois (Address of principal executive offices)	60610 (Zip Code)
(312) 642-3700 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets

                On November 30, 2007, InnerWorkings, Inc. (“InnerWorkings”) completed the acquisition of all of the outstanding shares of capital stock of Corporate Edge, Inc. (“Corporate Edge”) pursuant to the previously reported Stock Purchase Agreement (the “Purchase Agreement”) entered into on November 27, 2007 by InnerWorkings, Corporate Edge, Scott Levy (“Levy”), Stuart Weisenfeld (“Weisenfeld”) and Fred Moskowitz (“Moskowitz,” and together with Levy and Weisenfeld, the “Sellers”). The aggregate purchase price was approximately $33,175,000, subject to certain adjustments (the “Purchase Price”). Of the $33,175,000, $18,175,000 was paid at closing, subject to certain adjustments, up to $10,500,000 is to be paid upon the achievement of certain EBITDA targets by Corporate Edge in each of the three years following November 30, 2007, subject to certain adjustments, and up to $4,500,000 is to be paid upon the achievement of a cumulative EBITDA target by Corporate Edge over the three years following November 30, 2007, subject to certain adjustments. A portion of the $18,175,000 paid at closing was remitted to Corporate Edge’s lenders to repay all of Corporate Edge’s outstanding indebtedness and a portion was paid to the Sellers in the form of promissory notes issued by InnerWorkings. InnerWorkings funded the cash portion of the Purchase Price with available cash. The preceding is qualified in its entirety by reference to the Purchase Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by InnerWorkings on November 27, 2007 and incorporated by reference into this Item 2.01.

Item 8.01.              Other Events

                On December 3, 2007, InnerWorkings issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

                No financial statements are filed herewith. InnerWorkings will file the required financial statements by amendment within the time period required by Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information.

                No pro forma financial statements are filed herewith. InnerWorkings will file the required pro forma financial statements by amendment within the time period required by Item 9.01 of Form 8-K.

(d)          Exhibits:

Exhibit No.	Description
99.1	Press Release dated December 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: December 6, 2007	By:	/s/ Nicholas J. Galassi
	Name:	Nicholas J. Galassi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated December 3, 2007.